UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2010

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Director Compensation

On June 17, 2010, the Company’s Board of Directors established a new policy for director compensation based on recommendations by the Nominating and Corporate Governance Committee.  The new policy offers a total compensation package that the Board believes is commensurate with other public retailers and better aligns director and shareholder interest.  The changes to director compensation are further described below.

Beginning at the 2010 Annual Meeting of Shareholders, the Board has determined that each non-employee director – that is, every director other than Macon Brock and Bob Sasser - will receive an annual retainer of $125,000, payable quarterly.  In addition, the audit committee chair will receive $30,000 and audit committee members will receive $20,000; the compensation committee chair will receive $20,000 and compensation committee members will receive $15,000; the nominating and corporate governance committee chairman will receive $15,000 and the nominating and corporate governance committee members will receive $10,000.  The Lead Director will receive an additional $35,000. Under our 2003 Director Deferred Compensation Plan, directors may elect to invest their cash fees in our common stock, options or an interest-bearing cash account.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)         Departure of Director

Mr. Richard G. Lesser retired from the Company’s Board of Directors effective at the Company’s Annual Meeting of Shareholders on June 17, 2010.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) At the Company’s Annual Meeting of Shareholders on June 17, 2010, the shareholders approved amendments to its Articles of Incorporation to eliminate the Company’s classified Board of Directors over the next three years and to increase the authorized shares of the Company’s common stock from Three Hundred Million to Four Hundred Million shares.  The Company’s Articles of Incorporation, as amended, are attached to this filing as Exhibit 3.1 and are incorporated herein by this reference

On June 17, 2010, the Board of Directors approved amendments to the Company’s Bylaws decreasing the number of directors to eleven and declassifying its Board of Directors.  The Company’s Bylaws, as amended, are attached to this filing as Exhibit 3.2 and are incorporated herein by this reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting of Shareholders was held on June 17, 2010.  The following items were voted on by shareholders and listed below are the final voting results:

1.	The shareholders elected the following individuals to the Board of Directors:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
H. Ray Compton	65,804,273	3,945,199	4,133,273
Conrad M. Hall	69,553,263	196,209	4,133,273
Lemuel E. Lewis	67,928,797	1,820,675	4,133,273
Bob Sasser	68,645,513	1,103,959	4,133,273

2.	The shareholders approved amendments to the Dollar Tree, Inc. Articles of Incorporation to eliminate its classified Board of Directors:

Votes For	73,693,721
Votes Withheld	156,728
Abstain	32,296

3.	The shareholders approved amendments to the Dollar Tree, Inc. Articles of Incorporation to increase the authorized shares of common stock from Three Hundred Million to Four Hundred Million shares:

Votes For	52,821,009
Votes Withheld	21,018,266
Abstain	43,470

Item 7.01. Regulation FD Disclosure.

On June 21, 2010, Dollar Tree, Inc. issued a press release announcing that the company’s Board of Directors has authorized the repurchase of an additional $500 million of its common stock.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

On June 22, 2010, Dollar Tree, Inc. issued a press release announcing the voting results from the Company’s Annual Meeting of Shareholders on June 17, 2010.  A copy of the press release is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by this reference.

The information contained in this item, including that incorporated by reference, is being furnished to the Securities and Exchange Commission.  Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)         Exhibits.

3. 1	Articles of Incorporation of Dollar Tree, Inc. (as amended, effective June 17, 2010)

3.2	Bylaws of Dollar Tree, Inc. (as amended, effective June 17, 2010)

99.1	Press Release dated June 21, 2010 issued by Dollar Tree, Inc. regarding the share repurchase authorization

99.2	Press Release dated June 22, 2010 issued by Dollar Tree, Inc. regarding the voting results from the Company’s Annual Meeting of Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 23, 2010	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer

EXHIBITS

Exhibit 3.1	Articles of Incorporation of Dollar Tree, Inc. (as amended, effective June 17, 2010)

Exhibit 3.2	Bylaws of Dollar Tree, Inc. (as amended, effective June 17, 2010)

Exhibit 99.1	Press Release dated June 21, 2010 issued by Dollar Tree, Inc. regarding the share repurchase authorization

Exhibit 99.2	Press Release dated June 22, 2010 issued by Dollar Tree, Inc. regarding the voting results from the Company’s Annual Meeting of Shareholders